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                                                                    EXHIBIT 99.3

                                     EXPERTS

The following disclosure is included herein for the specific purpose of being incorporated by reference into the following registration statements (the "Registration Statements"): Forms S-3 (Registration Nos. 333-05927, 333-22201, 333-31858, 333-86432, 333-99161, 333-108759 and 333-115511) and S-8
(Registration Nos. 333-75957, 333-90933 and 333-99163).

"The financial statements of Luther Needlesafe Products, Inc. incorporated in this Registration Statement by reference to the Current Report on Form 8-K dated April 15, 2004, as amended, have been so incorporated in reliance on the report of Moss Adams LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing."